[Signature Page to Stock Option Grant Notice] SCIENCE 37 HOLDINGS, INC. 2022 EMPLOYMENT INDUCEMENT INCENTIVE AWARD PLAN STOCK OPTION GRANT NOTICE Science 37 Holdings, Inc., a Delaware corporation (the “Company”) has granted to the participant listed below (“Participant”) the stock option (the “Option”) described in this Stock Option Grant Notice (this “Grant Notice”), subject to the terms and conditions of the Science 37 Holdings, Inc. 2022 Employment Inducement Incentive Award Plan (as amended from time to time, the “Plan”) and the Stock Option Agreement attached hereto as Exhibit A (the “Agreement”), both of which are incorporated into this Grant Notice by reference. Capitalized terms not specifically defined in this Grant Notice or the Agreement have the meanings given to them in the Plan. Participant: [____] Grant Date: Exercise Price per Share: [For U.S. taxpayers, no less than 100% of the FMV on the Grant Date] Shares Subject to the Option: Final Expiration Date: [To be no later than 10th anniversary of Grant Date] Vesting Commencement Date: Vesting Schedule: [To be specified] Type of Option Non-Qualified Stock Option By accepting (whether in writing, electronically or otherwise) the Option, Participant agrees to be bound by the terms of this Grant Notice, the Plan and the Agreement. Participant has reviewed the Plan, this Grant Notice and the Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of the Plan, this Grant Notice and the Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan, this Grant Notice or the Agreement. SCIENCE 37 HOLDINGS, INC. PARTICIPANT By: Name: [Participant Name] Title:

Exhibit A 1 STOCK OPTION AGREEMENT Capitalized terms not specifically defined in this Agreement have the meanings specified in the Grant Notice or, if not defined in the Grant Notice, in the Plan. GENERAL Grant of Option. The Company has granted to Participant the Option effective as of the grant date set forth in the Grant Notice (the “Grant Date”). The Option is intended to constitute an “employment inducement” award under Nasdaq Stock Market (“Nasdaq”) Rule 5635(c)(4), and consequently is intended to be exempt from the Nasdaq rules regarding shareholder approval of stock option plans or other equity compensation arrangements. This Agreement and the other terms and conditions of the Option shall be interpreted in accordance with and consistent with such exception. Incorporation of Terms of Plan. The Option is subject to the terms and conditions set forth in this Agreement and the Plan, which is incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan will control, unless it is expressly specified in this Agreement or the Grant Notice that the specific provision of the Plan will not apply. For clarity, the foregoing sentence shall not limit the applicability of any additive language contained in this Agreement which provides supplemental or additional terms not inconsistent with the Plan. If the Non-U.S. Provisions (as defined below) apply to Participant, in the event of a conflict between the terms of this Agreement or the Plan and the Non-U.S. Provisions, the terms of the Non-U.S. Provisions shall control. PERIOD OF EXERCISABILITY Commencement of Exercisability. The Option will vest and become exercisable according to the vesting schedule in the Grant Notice (the “Vesting Schedule”) except that any fraction of a Share as to which the Option would be vested or exercisable will be accumulated and will vest and become exercisable only when a whole vested Share has accumulated; provided, however, that, notwithstanding the foregoing or anything to the contrary in the Grant Notice or this Agreement, in no event may the Option be exercised (in whole or in part) prior to the date on which the Company files a Form S-8 Registration Statement covering the shares of Common Stock (the “Shares”) subject to the Option. Except as otherwise set forth in the Grant Notice, the Plan or this Agreement, and unless the Administrator otherwise determines, the Option will immediately expire and be forfeited as to any portion of the Option that is not vested and exercisable as of Participant’s Termination of Service for any reason (after taking into consideration any accelerated vesting and exercisability which may occur in connection with such Termination of Service, if any). Duration of Exercisability. The Vesting Schedule is cumulative. Any portion of the Option which vests and becomes exercisable will remain vested and exercisable until the Option expires. The Option will be forfeited immediately upon its expiration. Expiration of Option. Except as may be extended in accordance with Section 5.3 of the Plan, the Option may not be exercised to any extent by anyone after, and will expire on, the first of the following to occur: The final expiration date in the Grant Notice;

2 Except as the Administrator may otherwise approve, the expiration of three (3) months from the date of Participant’s Termination of Service, unless Participant’s Termination of Service is for Cause (as defined below) or by reason of Participant’s death or Disability; Except as the Administrator may otherwise approve, the expiration of one year from the date of Participant’s Termination of Service by reason of Participant’s death or Disability; and Except as the Administrator may otherwise approve, Participant’s Termination of Service for Cause. Definition of Cause. For purposes of this Agreement, “Cause” means (i) if the Participant is a party to a written employment, consulting agreement, or other written agreement with the Company or any of its Subsidiaries in which “Cause” is defined (a “Relevant Agreement”), “Cause” as defined in the Relevant Agreement, and (ii) if no Relevant Agreement exists, (A) the Administrator’s determination that the Participant failed to substantially perform the Participant’s duties (other than a failure resulting from the Participant’s disability); (B) the Administrator’s determination that the Participant failed to carry out, or comply with any lawful and reasonable directive of the Board or the Participant’s immediate supervisor; (C) the occurrence of any act or omission by the Participant that could reasonably be expected to result in (or has resulted in) the Participant’s conviction, plea of no contest, plea of nolo contendere, or imposition of unadjudicated probation for any felony or indictable offense or crime involving moral turpitude; (D) the Participant’s unlawful use (including being under the influence) or possession of illegal drugs on the premises of the Company or any of its Subsidiaries or while performing the Participant’s duties and responsibilities for the Company or any of its Subsidiaries; or (E) the Administrator’s determination that the Participant committed an act of fraud, embezzlement, misappropriation, or misconduct, or breached a fiduciary duty against the Company or any of its Subsidiaries. EXERCISE OF OPTION Person Eligible to Exercise. During Participant’s lifetime, only Participant may exercise the Option. After Participant’s death, any exercisable portion of the Option may, prior to the time the Option expires, be exercised by Participant’s Designated Beneficiary as provided in the Plan. Partial Exercise. Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised, in whole or in part, according to the procedures in the Plan at any time prior to the time the Option or portion thereof expires, except that the Option may only be exercised for whole Shares. Tax Withholding; Exercise Price. Subject to Section 3.3(b) and 3.3(c), payment of the exercise price and/or applicable withholding tax obligations with respect to the Option may be by any of the following, or a combination thereof, as determined by [the Company in its sole discretion / Participant or the Administrator]: (i) Cash, wire transfer of immediately available funds or check; (ii) By delivery of Shares, including Shares delivered by attestation then- owned by Participant, valued at their Fair Market Value on the date of delivery;

3 (iii) By the Company withholding Shares otherwise issuable upon exercise of the Option in satisfaction of any withholding tax obligations, valued at their Fair Market Value on the exercise date; (iv) With the consent of the Administrator, by delivery of a promissory note or other property that the Administrator determines is good and valuable consideration; or (v) By any combination of (i) - (iv) above. Unless [the Company / Participant or the Administrator] otherwise determines, payment of the exercise price and withholding tax obligations with respect to the Option shall be by [delivery (including electronically or telephonically to the extent permitted by the Company) of an irrevocable and unconditional undertaking by a broker acceptable to the Company to deliver promptly to the Company sufficient funds to satisfy the applicable exercise price and tax withholding obligations] / [delivery (including electronically or telephonically to the extent permitted by the Company) by Participant to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company that Participant has placed a market sell order with such broker with respect to Shares then- issuable upon exercise of the Option, and that the broker has been directed to deliver promptly to the Company funds sufficient to satisfy the applicable exercise price and tax withholding obligations; provided, that payment of such proceeds is then made to the Company at such time as may be required by the Administrator]. With respect to tax withholding obligations, the number of Shares which may be so withheld or surrendered pursuant to Section 3.3(a) or (b) above shall be limited to the number of Shares which have a fair market value on the date of withholding no greater than the aggregate amount of such liabilities based on the minimum individual statutory withholding rates in Participant’s applicable jurisdictions for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such taxable income, in accordance with Section 9.5 of the Plan. Participant acknowledges that Participant is ultimately liable and responsible for all taxes owed in connection with the Option, regardless of any action the Company or any Subsidiary or affiliate takes with respect to any tax withholding obligations that arise in connection with the Option. Neither the Company nor any Subsidiary or affiliate makes any representation or undertaking regarding the treatment of any tax withholding in connection with the grant, vesting or exercise of the Option or the subsequent sale of Shares. The Company and its Subsidiaries and affiliates do not commit and are under no obligation to structure the Option to reduce or eliminate Participant’s tax liability. Representation. Participant represents to the Company that Participant has reviewed with Participant’s own tax advisors the tax consequences of this Option and the transactions contemplated by the Grant Notice and this Agreement. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. OTHER PROVISIONS Adjustments. Participant acknowledges that the Option is subject to adjustment, modification and termination in certain events as provided in this Agreement and the Plan. Clawback. The Option and the Shares issuable hereunder shall be subject to any clawback or recoupment policy in effect on the Grant Date or as may be adopted or maintained by the Company

4 following the Grant Date, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder. Notices. Any notice to be given under the terms of this Agreement to the Company must be in writing and addressed to the Company in care of the Company’s Chief Legal Officer at the Company’s principal office or the Chief Legal Officer’s then-current email address or facsimile number. Any notice to be given under the terms of this Agreement to Participant must be in writing and addressed to Participant (or, if Participant is then deceased, to the Designated Beneficiary) at Participant’s last known mailing address, email address or facsimile number in the Company’s personnel files. By a notice given pursuant to this Section, either party may designate a different address for notices to be given to that party. Any notice will be deemed duly given when actually received, when sent by email, when sent by certified mail (return receipt requested) and deposited with postage prepaid in a post office or branch post office regularly maintained by the United States Postal Service (or foreign equivalent), when delivered by a nationally recognized express shipping company or upon receipt of a facsimile transmission confirmation. Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement. Conformity to Securities Laws. Participant acknowledges that the Plan, the Grant Notice and this Agreement are intended to conform to the extent necessary with all Applicable Laws and, to the extent Applicable Laws permit, will be deemed amended as necessary to conform to Applicable Laws. Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement will inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth in this Agreement or the Plan, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto. Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if Participant is subject to Section 16 of the Exchange Act, the Plan, the Grant Notice, this Agreement and the Option will be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent Applicable Laws permit, this Agreement will be deemed amended as necessary to conform to such applicable exemptive rule. Entire Agreement. The Plan, the Grant Notice and this Agreement (including any exhibit hereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof. Severability. If any portion of the Grant Notice or this Agreement or any action taken under the Grant Notice or this Agreement, in any case is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Grant Notice and/or this Agreement (as applicable), and the Grant Notice and/or this Agreement (as applicable) will be construed and enforced as if the illegal or invalid provisions had been excluded, and the illegal or invalid action will be null and void. Limitation on Participant’s Rights. Participation in the Plan confers no rights or interests other than as herein provided. This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and may not be construed as creating a trust. Neither the Plan nor any underlying program, in and of itself, has any assets. Participant will have only the rights of a general unsecured creditor of the Company with respect to amounts credited and benefits payable, if any, with

5 respect to the Option, and rights no greater than the right to receive the Shares as a general unsecured creditor with respect to the Option, as and when exercised pursuant to the terms of this Agreement. Not a Contract of Employment or Service. Nothing in the Plan, the Grant Notice or this Agreement confers upon Participant any right to continue in the employ or service of the Company or its Subsidiary or affiliate or interferes with or restricts in any way the rights of the Company and its Subsidiaries and affiliates, which rights are hereby expressly reserved, to discharge or terminate the services of Participant at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in a written agreement between the Company or a Subsidiary or affiliate and Participant. Counterparts. The Grant Notice may be executed in one or more counterparts, including by way of any electronic signature, subject to Applicable Law, each of which will be deemed an original and all of which together will constitute one instrument. Governing Law. The Grant Notice and this Agreement will be governed by and interpreted in accordance with the laws of the State of Delaware, disregarding any state’s choice-of-law principles requiring the application of a jurisdiction’s laws other than the State of Delaware. Data Privacy. Without limiting any other provisions of this Agreement, Section 10.9 (“Data Privacy”) of the Plan is hereby incorporated into this Agreement as if first set forth herein. If Participant resides in the UK or the European Union, the Company and its Subsidiaries and affiliates will hold, collect and otherwise process certain data as set out in the applicable company’s GDPR- compliant data privacy notice, which will be or has been provided to Participant separately. All personal data will be treated in accordance with applicable data protection laws and regulations. Special Provisions for Options Granted to Participants Outside the U.S. If Participant performs services for the Company outside of the United States, this Option shall be subject to the special provisions, if any, for Participant’s country of residence, as set forth in Appendix A-1 (the “Non-U.S. Provisions”). If Participant relocates to one of the countries included in the Non-U.S. Provisions during the life of this Option, the special provisions for such country shall apply to Participant, to the extent the Company determines that the application of such provisions is necessary or advisable in order to comply with local law or facilitate the administration of the Plan. The Company reserves the right to impose other requirements on this Option and the Shares purchased upon exercise of this Option, to the extent the Company determines it is necessary or advisable in order to comply with local laws or facilitate the administration of the Plan, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. Acknowledgment of Nature of Plan and Option. In accepting the Option, Participant acknowledges that: for labor law purposes, the Option and the Shares subject to the Option are an extraordinary item that does not constitute wages of any kind for services of any kind rendered to the Company or to Participant’s service entity, and the award of the Option is outside the scope of Participant’s service contract, if any; for labor law purposes, the Option and the Shares subject to the Option are not part of normal or expected wages or salary for any purposes, including, but not limited to, calculation of any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, holiday pay, long-service awards, pension or retirement benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company, Participant’s employer, its parent, or any Subsidiary or affiliate of the Company;

6 the Option and the Shares subject to the Option are not intended to replace any pension rights or compensation; neither the Option nor any provision of this Agreement, the Plan or the policies adopted pursuant to the Plan confer upon Participant any right with respect to service or continuation of current service and shall not be interpreted to form a service contract or relationship with the Company or any Subsidiary or affiliate; the future value of the Shares underlying the Option is unknown and cannot be predicted with certainty; and the value of the Shares acquired upon exercise of the Option may increase or decrease in value. * * * * *

7 APPENDIX A-1 TO OPTION AGREEMENT SPECIAL PROVISIONS FOR PARTICIPANTS OUTSIDE THE UNITED STATES This Appendix A-1 (this “Appendix”) includes special terms and conditions applicable to Participants in the countries below. These terms and conditions are in addition to those set forth in the Stock Option Agreement (the “Agreement”) and the Plan and to the extent there are any inconsistencies between these terms and conditions and those set forth in the Agreement, these terms and conditions shall prevail. Any capitalized term used in this Appendix without definition shall have the meaning ascribed to such term in the Plan or the Agreement, as applicable. This Appendix also includes information relating to issues of which Participant should be aware with respect to his or her participation in the Plan. The information is based on the securities and other laws in effect in the respective countries as of October 2021. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Participant not rely on the information herein as the only source of information relating to the consequences of participation in the Plan because the information may be out of date at the time the Option is exercised or Shares acquired under the Plan are sold. In addition, the information is general in nature and may not apply to the particular situation of Participant, and the Company is not in a position to assure Participant of any particular result. Accordingly, Participant is advised to seek appropriate professional advice as to how the relevant laws in his or her country may apply to his or her situation. Finally, if Participant is a citizen or resident of a country other than the one in which he or she is currently working, the information contained herein may not be applicable to Participant. JAPAN Notifications Exchange Control Notification. If the Participant acquires Shares valued at more than ¥100,000,000 in a single transaction, he or she must file a Securities Acquisition Report with the Ministry of Finance through the Bank of Japan within 20 days of the acquisition of the Shares. In addition, Japanese resident Participants paying more than ¥30,000,000 in a single transaction for the purchase of Shares when the resident Participant exercises the Option must file a Payment Report with the Ministry of Finance through the Bank of Japan within 20 days of the date that the payment is made. The precise reporting requirements vary depending on whether or not the relevant payment is made through a bank in Japan. Please note that a Payment Report is required independently from a Securities Acquisition Report; therefore, the Japanese resident Participant must file both a Payment Report and a Securities Acquisition Report if the total amount that the resident Participant pays in a single transaction for exercising the Option and purchasing Shares exceeds ¥100,000,000. Foreign Asset/Account Reporting Notification. The Participant is required to report details of any assets held outside Japan as of December 31, including Shares, to the extent such assets have a total net fair market value exceeding ¥50,000,000. Such report will be due from the Participant by March 15 each year. The Participant is responsible for complying with this reporting obligation and should consult with his or her personal tax advisor as to whether the Participant will be required to report the details of the Options or Shares he or she holds.

8 Securities Law Information. The Option has not been and will not be registered under the Financial Instruments and Exchange Act of Japan (Act No. 25 of 1948, as amended), or the FIEA. Accordingly, the Option may not be offered or sold, directly or indirectly, in Japan or to or for the benefit of any resident of Japan (including any person resident in Japan or any corporation or other entity organized under the laws of Japan) or to others for reoffering or resale, directly or indirectly, in Japan or to or for the benefit of any resident of Japan, except pursuant to an exemption from the registration requirements of the FIEA and otherwise in compliance with any relevant laws and regulations of Japan. SLOVAKIA Definitions. The definition of “Cause” included in Section 2.4 of the Agreement shall be amended and read as follows: For purposes of this Agreement, “Cause” means (i) grounds for termination of employment by notice set out in Section 63 (1) of the Slovak Act No. 311/2001 Coll. Labor Code, as amended (the “Labor Code”); (ii) grounds for termination of employment with immediate effect set out in Section 68 (1) of the Labor Code. For purposes of this Agreement, the definition of “Disability” included in Section 11.15 of the Plan shall be superseded and replaced with the following definition: “an employee who has been recognized as disabled under Section 71 (1) of the Act No. 461/2003 Coll. on Social Security and has submitted to his or her employer the disability pension decision”. Tax Liabilities. Upon exercise of the Option, the Company or its relevant Subsidiary or affiliate that employs or engages Participant (the “Employer”), if different, shall comply with all Applicable Laws from which obligations arise for the Employer to make tax deductions, contributions the health insurance companies or Social Insurance Agency or any legally prescribed deductions with respect to any taxable event resulting from any Option (the “Tax Liability”). Participant undertakes to inform the Employer, no later than within 5 days of any exercise of the Option for the purposes of fulfilling Tax Liability of the Employer. Participant hereby agrees that the Company or the Employer, if different, may withhold cash or Shares (as applicable) otherwise issuable upon the exercise of the Option, or a portion thereof, sufficient for the Company or the Employer to fulfill any of its Tax Liabilities in accordance with the Applicable Laws. The number of Shares to be so withheld shall have a Fair Market Value corresponding to the aggregate amount of the Tax Liabilities determined in accordance with the Applicable Laws. Participant hereby acknowledges that, if not settled otherwise, the Tax Liabilities of the Employer shall be fulfilled by deductions the respective amounts from Participant’s wages in accordance with the Applicable Laws. If the amounts to be deducted from Participant’s wages should be greater than the amounts which are allowed to be deducted according to the Applicable Laws, Participant shall, upon request of the Employer, conclude with the Employer Agreement on Salary Deductions, pursuant to Section 20 (2) of the Labor Code. Participant hereby undertakes to indemnify and keep indemnified the Company or the Employer, if different, from and against any liability for or obligation to pay any Tax Liability arising from any Option. Public Offer. The Company hereby declares that no public offer under the Regulation (EU) 2017/1129 of the European

9 Parliament and of the Council on the prospectus to be published when securities are offered to the public or admitted to trading on a regulated market has taken place or will take place in the Slovak Republic with regards to the Option or the Shares which are subject of the Option. SPAIN Definitions. The definition of “Cause” included in Section 2.4 of the Agreement shall also include “(vi) Participant incurring in any of the grounds for disciplinary dismissal regulated in Article 54 of the Spanish Workers’ Statute or the applicable collective bargaining agreement”. The definition of “Disability” in the Plan is superseded and replaced with the following definition “a permanent total, absolute or severe disability within the meaning of Articles 193 at seq. of the Spanish Social Security Act.” Withholding. (a) Whenever the Option is exercised, the Company or its relevant Subsidiary or affiliate that employs or engages Participant (the “Participant’s Employer”), if different, in accordance with the terms of the Plan, will comply with all applicable withholding tax and social security laws and regulations, and will be entitled to take any action necessary to fulfil its tax and social security obligations. Participant hereby agrees that the Company or Participant’s Employer, if different, may withhold cash or Shares (as applicable) otherwise issuable upon the exercise of the Option, or a portion thereof, sufficient for the Company or Participant’s Employer to cover an amount required by law to be withheld or otherwise arising with respect to any taxable event arising as a result of any Option. The number of Shares which may be so withheld shall be limited to the number of Shares which have a Fair Market Value (as defined in the Plan, but in case the Shares are neither listed nor regularly quoted on a national market or other quotation system, it will be determined by the Administrator in a manner consistent with applicable tax laws), determined on the date when the amount of tax to be withheld is to be determined pursuant to Applicable Laws, no greater than the aggregate amount of such liabilities based on the minimum statutory withholding rates for tax purposes, in accordance with Applicable Laws, that are applicable to such taxable income (or such other amount as would not result in adverse financial accounting consequences for the Company or any of its Subsidiaries or affiliates). (b) In its absolute discretion, the Company or Participant’s Employer may (i) withhold amounts from Participant’s wages in order to fulfil the Company or Participant’s Employer withholding tax obligations, or (ii) authorize Participant to satisfy the withholding amounts referred to above by means of a cash payment. Request for such cash payment shall be made in writing by Participant in a form acceptable to the Company and shall be subject to the following restrictions: (i) the election must be made at least fifteen (15) business days prior to the date when the amount of tax to be withheld is to be paid to the tax authorities pursuant to Applicable Laws, and such cash payment must be made by Participant at least five (5) business days prior to the due date for payment of such withholding taxes to the tax authorities pursuant to Applicable Laws; and (ii) once made, the election shall be irrevocable as to the particular Shares for which the election is made. Any adverse consequences for Participant arising in connection with the withholding procedures described above shall be the sole responsibility of Participant. (c) Participant agrees to indemnify and keep indemnified the Company or its Subsidiaries or affiliates, including Participant’s Employer from and against any liability for or obligation to pay any income

10 tax, withholding tax and any other employment related taxes in any jurisdiction (a “Tax Liability”) that is attributable to the grant or exercise of, or any benefit derived by Participant from, the Option or the Shares which are the subject of the Option. Special Incentive Compensation. Participant acknowledges and represents that the Option is a special and extraordinary incentive compensation which is not part of Participant’s ordinary or expected compensation, and shall not be taken into account, in any manner, as salary, compensation or bonus for the purposes of determining any pension, retirement, life insurance, disability, severance pay or compensation otherwise due in the event of Termination of Service by Participant’s Employer or otherwise. Spanish Language Provision. By signing and returning this Agreement, Participant confirms having read and understood the documents relating to the Plan and the Agreement which were provided to Participant in English language. Participant accepts the terms of those documents accordingly. Securities Law Information. No “offer to the public,” as defined under Spanish law, has taken place or will take place in the Spanish territory in connection with the Option or the Shares which are the subject of the Option. Neither the Plan, the Grant Notice, the Agreement nor this Appendix or any other documents evidencing the Option have not been, nor will they be, registered with the Comisión Nacional del Mercado de Valores (the Spanish securities regulator), and none of those documents constitutes a public offering prospectus. Exchange Control Information. Participant must declare the acquisition of Shares by filing the relevant investment form with the Dirección General de Comercio Internacional e Inversiones (“DGCII”) and each January while the Shares are owned. If Participant acquires the Shares through the use of a Spanish financial institution, that institution will automatically make the declaration to the DGCII for Participant; otherwise, Participant will be required to make the declaration by filing the appropriate form with the DGCII. Generally, the declaration must be made in January for Shares acquired or sold during (or owned as of December 31 of the prior year; however, if the value of the Shares acquired or sold exceeds €1,502,530 (or Participant is a member of the governing body of the Company, holds 10% or more of the shares capital of the Company or such other amount that would entitle Participant to join the Company’s Board of Directors), the declaration must be filed within one month of the acquisition or sale, as applicable. In addition, if Participant wishes to import the share certificates into Spain, Participant must declare the importation of such securities to the DGCII. When receiving foreign currency payments derived from the ownership of Shares (e.g., dividends or sale proceeds), Participant must inform the financial institution receiving the payment of the basis upon which such payment is made. Upon prior request, Participant will need to provide the institution with the following information; Participant’s name; address; and fiscal identification number; the name and corporate domicile of the Company; the amount of payment; the currency used; the country of origin; the reasons for the payment; and required information. In addition, Participant is required to declare electronically to the Bank of Spain any securities accounts (including brokerage accounts held abroad), any foreign instruments (e.g., Shares) and any transactions with non-Spanish residents (including any payments of cash or Shares made to Participant by the Company or any U.S. brokerage account) if the balances in such accounts together with the value of such instruments as of December 31, or the volume of transactions with non-Spanish residents during the prior or current year, exceed €1 million but are below €100 million. Different thresholds and deadlines to file this declaration apply. However, if neither such transactions during the immediately preceding year nor the balances / positions as of December 31 exceed EUR 1 million, no such declaration must be filed unless expressly required by the Bank of Spain. If any of such thresholds were exceeded during the current year,

11 Participant may be required to file the relevant declaration corresponding to the prior year, however, a summarized form of declaration may be available. Participant should consult his or her personal advisor in relation to applicable exchange control information obligations or his or her own tax compliance obligations, from time to time. The Company does not assume any responsibility therefor. UNITED KINGDOM Eligibility. The Agreement as amended pursuant to this Appendix forms the rules of the employee share scheme applicable to the United Kingdom-based Participants of the Company and any of its Subsidiaries or affiliates. Only employees of the Company or its Subsidiary or affiliate are eligible to be granted Options or issued Shares pursuant to the exercise of Options. Other Service Providers (including consultants or non- employee directors) who are not employees are not eligible to receive Options under the Agreement in the United Kingdom. Accordingly, all references in the Agreement or in the Plan to “Service Provider” shall mean an Employee (as defined in the Plan), “Termination of Service” shall be interpreted as a references to Participant’s employment and “Relevant Agreement” shall mean an employment agreement between the Participant and the Company or its Subsidiary or affiliate, as applicable. No Rights to Compensation. Nothing in this Agreement or in the Plan shall give the Participant any rights to compensation or damages including, without limitation, for any loss or potential loss that Participant may suffer by reason of being unable to exercise any Options or forfeiting Options or Shares as a result of the termination of the Plan or the Agreement, the lapsing of Options as a result of Participant’s Termination of Service including where any Termination of Service is subsequently held to be wrongful or unfair. Special Tax Consequences. References to “withholding tax obligations” and “taxes required by Applicable Laws” and any similar phrases relating to tax obligations when used in this Appendix or in the Plan or in the Agreement shall include income tax, employee’s National Insurance contributions and (at the discretion of the Company and to the extent permitted by law) employer’s National Insurance contributions or other similar taxes arising in any jurisdiction (a “Tax Liability”) that are attributable to (i) the grant, exercise or vesting of, or any benefit derived by Participant from, an Option or the Shares which are the subject of the Option; (ii) the transfer or issuance of Shares to Participant upon exercise of an Option; (iii) any restrictions applicable to any Shares held by Participant ceasing to apply thereto; or (iv) receipt of proceeds from the disposal of any Shares (each event referred to as a “Taxable Event”). Participant will indemnify and keep indemnified the Company and Employer, if different, from and against any liability for or obligation to pay any Tax Liability arising in consequence of any Option. Participant undertakes that, upon request by the Company, he or she will (on or within fourteen (14) days of acquiring the Shares) join with his or her Employer in electing, pursuant to Section 431(1) of the Income Tax (Earnings and Pensions) Act 2003 (“ITEPA”) that, for relevant tax purposes, the market value of the Shares acquired on exercise of the Option on any occasion will be calculated as if the Shares were not restricted and Sections 425 to 430 (inclusive) of ITEPA are not to apply to such Shares. Participant agrees that if Participant does not pay, or his/her Employer or the Company does not withhold from Participant, the full amount of any income tax arising in respect of any Taxable Event (and to the extent such income tax pertains to a “notional payment” as defined in Section 222(1)(a) of ITEPA within ninety (90) days after the end of the tax year in which the notional payment is treated as having been made (for the purposes of Section 222 of ITEPA), or such other period specified in

12 Section 222(1)(c) of ITEPA, (the “Relevant Period”) then the amount of income tax and Participant’s National Insurance contributions that should have been withheld in respect of the notional payment shall constitute a loan owed by Participant to the Employer, effective from the end of the Relevant Period. Participant agrees that the loan will bear interest at HMRC’s official rate and will be immediately due and repayable by Participant, and the Company and/or the Employer may recover it at any time thereafter by: (i) withholding the funds from salary, bonus or any other funds due to Participant by the Employer; (ii) withholding Shares otherwise issuable upon exercise of the Option or all or a portion of the cash proceeds otherwise due to Participant from the sale of Shares; or (iii) demanding cash or a cheque from Participant. Participant also authorizes the Company to delay the issuance of any Shares to Participant unless and until the loan is repaid in full. Notwithstanding the foregoing, if Participant is an officer or executive director (within the meaning of Section 13(k) of the Exchange Act), the terms of the immediately foregoing provision will not apply. In the event that Participant is an officer or executive director and the full amount of any income tax arising in respect of any Taxable Event (to the extent such income tax pertains to a “notional payment” as defined in Section 222(1)(a) of ITEPA) is not collected from or paid by Participant within ninety (90) days after the end of the tax year in which the notional payment is treated as having been made (for the purposes of Section 222 of ITEPA), or such other period specified in Section 222(1)(c) of ITEPA, the amount of any uncollected income tax may constitute a benefit to Participant on which additional income tax and National Insurance contributions may be payable. Participant acknowledges that the Company or the Employer may recover any such additional income tax and (to the extent permitted by law) National Insurance contributions at any time thereafter by any of the means referred to in this Appendix, the Agreement and the Plan. Data Privacy. The Company and its Subsidiaries and affiliates will collect and process information relating to Participants in accordance with the data privacy notice which is available on the Company’s intranet.